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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  May 6, 2002
               (Date of Report - Date of earliest event reported)


                             LUFKIN INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

               TEXAS                      0-2612              75-0404410
   (State or other jurisdiction         Commission        (I.R.S. Employer
 of incorporation or organization)      File Number       Identification No.)

      601 SOUTH RAGUET, LUFKIN, TEXAS                            75904
 (Address of principal executive offices)                      (Zip Code)

                                 (936) 634-2211
              (Registrant's telephone number, including area code)


Item 4. Changes in Registrant's Certifying Accountant

     On May 6, 2002, Lufkin Industries, Inc. (the "Company") decided to no longer engage Arthur Andersen LLP ("Andersen") as the Company's independent public accountants and engaged Deloitte & Touche LLP ("Deloitte") to serve as the Company's independent public accountants for the year ending December 31, 2002, in accordance with the recommendation of the Board of Directors and its Audit Committee. The determination to change independent public accountants followed the Company's decision to seek proposals from independent public accountants to audit the Company's financial statements for year ending December 31, 2002.

     Andersen's reports on the Company's financial statements for the two fiscal years ended December 31, 2000, and December 31, 2001, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's two fiscal years ended December 31, 2000, and
     December 31, 2001, and the subsequent interim period preceding the decision to change independent public accountants, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with the audit reports of the Company's consolidated financial statements for such years. There were no reportable events described
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     under Item 304 (a) (1) (v) of Regulation S-K during the two most recent fiscal years and the subsequent interim period through May 6, 2002.

     The Company provided Andersen with a copy of the foregoing disclosures. A letter from Andersen dated May 7, 2002, stating its agreement with these statements is attached as Exhibit 16.1.

     In the years ended December 31, 2000 and 2001, and through the date hereof, the Company did not consult Deloitte with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Items 304 (a) (2) (i) and (ii) of Regulation S-K.

Item 7.  Financial Statements and Exhibits

     (a)  Not Applicable
     (b)  Not Applicable
     (c)  Exhibits

     16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 7, 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 LUFKIN INDUSTRIES, INC.

                                 By /s/ R. D. Leslie
                                   ------------------------
                                   Vice President/Treasurer/
                                   Chief Financial Officer
                                   Principal Financial and Accounting Officer

Date:    May 7, 2002

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